EXHIBIT 10.1

August 13, 2010

Irvine Sensors Corporation
3001 Red Hill Avenue
Costa Mesa, CA 92626
Attn: John J. Stuart, Jr.
Fax No.: (714) 444-8773

Gentlemen:

Reference is made to (i) that certain Subscription Agreement (the “Subscription Agreement”) dated as of December 29, 2006 by and between Irvine Sensors Corporation, a Delaware corporation (the “Company”), and Longview Fund, L.P. (“Longview”) and Alpha Capital Anstalt (“Alpha”); (ii) that certain Term Loan and Security Agreement dated as of December 29, 2006 by and between the Company and Longview and Alpha (the “Term Loan Agreement”); (iii) that certain Secured Promissory Note dated as of July 19, 2007 issued by the Company to Longview (the “Secured Promissory Note”); (iv) that certain Loan Agreement dated as of July 19, 2007 by and between the Company and Longview (the “Loan Agreement”); (v) those certain Class A Warrants dated as of December 29, 2006 issued by the Company to Longview and Alpha (collectively, the “Class A Warrants”); (vi) that certain Class B Warrant dated as of August 15, 2007 issued by the Company to Longview (the “Class B Warrant”); (vii) that certain Subscription Agreement (Series A-1 — Debt Exchange) dated as of April 14, 2008 by and between the Company and Longview (the “A-1 Debt Exchange Agreement”); (viii) that certain Certificate of Designations of Rights, Preferences, Privileges and Limitations of Series A-1 10% Cumulative Convertible Preferred Stock of the Company as filed with the Delaware Secretary of State on April 14, 2008 (the “A-1 Certificate”); (ix) that certain Subscription Agreement (Series A-2 — Debt Exchange) dated as of March 18, 2009 by and between the Company and Longview (the “A-2 Debt Exchange Agreement”); (x) that certain Certificate of Designations of Rights, Preferences, Privileges and Limitations of Series A-2 10% Cumulative Convertible Preferred Stock of the Company as filed with the Delaware Secretary of State on March 24, 2009 (the “A-2 Certificate”); and (xi) and that certain Contingent Secured Promissory Notes (Buyout) dated as of November 28, 2007 (the “Contingent Note”).

Each of the undersigned, to the extent applicable, hereby (i) consents to the delisting of the Company’s Common Stock from the Nasdaq Capital Market (the “NCM”) and the Company’s failure to maintain the listing or quotation of its Common Stock on the American Stock Exchange, NCM, Nasdaq Global Market, Nasdaq Global Select Market, or New York Stock Exchange; (ii) agrees that such delisting and failure do not constitute a breach, default, event of default, cross-default or other acceleration event, or a “Change in Control” under the Subscription Agreement, Term Loan Agreement, Secured Promissory Note, Loan Agreement, Class A Warrants, Class B Warrant, A-1 Debt Exchange Agreement, A-1 Certificate, A-2 Debt Exchange Agreement, A-2 Certificate, Contingent Note or any other agreements or instruments between the Company and Longview or Alpha; and (iii) waives, to the extent applicable, any remedies with respect to such delisting and failure.

This waiver shall remain valid only if (i) the Company’s Common Stock becomes quoted on the OTC Bulletin Board within thirty (30) days after being delisted from the NCM; (ii) the Company elects to allow its Common Stock to be delisted from the NCM in lieu of consummating the reverse stock split approved by its stockholders at the Annual Meeting of Stockholders on July 28, 2010; and (iii) the delisting of the Company’s Common Stock from the NCM and the Company’s failure to maintain the listing or quotation of its Common Stock on the American Stock Exchange, NCM, Nasdaq Global Market, Nasdaq Global Select Market, or New York Stock Exchange does not constitute a material breach, reset or the triggering of any rights, default, event of default, cross-default or other acceleration event under any material loan, security agreement, subscription agreement, securities purchase agreement, Certificate of Incorporation, Certificate of Designations or any other material agreement to which the Company or its securities are subject (other than an agreement with Longview or Alpha).

[Signature Page Follows]

Sincerely,

LONGVIEW FUND, LP

By:	/s/ S. Michael Rudolph

Name: S. Michael Rudolph Title: CFO – Viking Asset Management, LLC

ALPHA CAPITAL ANSTALT

By:	/s/ Konrad Ackermann

Name: Konrad Ackermann Title: Director

cc:	Dorsey & Whitney LLP 38 Technology Drive, Suite 100 Irvine, CA 92618 Attn: Ellen Bancroft, Esq. Fax No.: (949) 932-3601